Exhibit 99.1

1 Genevant & Arbutus LNP Litigation Lindsay Androski Special Counsel, Genevant CEO, Arbutus Matt Gline CEO, Roivant

For investor audiences only Forward - Looking Statements This presentation includes forward - looking statements that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, potential uses of cash and capital allocation, research and development plans, profitability, the anticipated timing, costs, design, conduct and results of our ongoing and planned preclinical studies and clinical trials for our products and product candidates, and any commercial potential of our products and product candidates are forward - looking statements. These forward - looking statements are based upon the current expectations and beliefs of our management as of the date of this presentation and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements. Although we believe that our plans, intentions, expectations and strategies as reflected in or suggested by those forward - looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward - looking statements. These forward - looking statements may be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the sections captioned “Risk Factors” and “Forward - Looking Statements” of our filings with the U.S. Securities and Exchange Commission, available at www.sec.gov and investor.roivant.com. We operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward - looking statements are based upon the current expectations and beliefs of our management as of the date of this presentation, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward - looking statements, whether as a result of new information, future events or otherwise. Disclaimer This presentation is intended for the investor community only; it is not intended to promote the product candidates referenced herein or otherwise influence healthcare prescribing decisions. 2

Key Takeaways: LNP Litigation

- We believe that **both the Moderna COVID-19 vaccine (SPIKEVAX) and Pfizer/BioNTech's COVID-19 vaccine (COMIRNATY) infringe multiple Genevant/Arbutus LNP patents**
- Global COVID-19 vaccine sales since launch have been **~$145BN between Moderna and Pfizer/BioNTech**
- **Markman rulings** (claim construction) have been issued in both US cases – viewed by Genevant generally to be **favorable**
- In the US Moderna litigation, a **jury trial has been scheduled for March 2026**. Awaiting court scheduling in the Pfizer/BioNTech litigation
- In the ex-US Moderna litigation, initial court hearings and rulings are expected **in 2026**

Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements

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For investor audiences only

Genevant and Arbutus Corporate History

2000

Ian MacLachlan co-founded Protiva, which became a pioneer in LNP technology

2006

Protiva and Alnylam (an RNAi developer) published a landmark study in Nature demonstrating the first effective gene silencing in monkeys, using Protiva's LNP technology

2008

Protiva acquired Tekmira, another company working on LNP technology

2015

Roivant set out to assemble a leading global HBV company by merging OnCore Biopharma with Protiva/Tekmira to form Arbutus Biopharma

2018

Roivant and Arbutus launched Genevant as a joint venture to focus on Arbutus' LNP and ligand conjugate delivery technologies, with Arbutus' focus remaining on HBV therapeutics

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For investor audiences only

For investor audiences only 5 A Leading Nucleic Acid Delivery Company • Industry - leading LNP delivery capabilities and IP portfolio • Selective collaboration business model, partnering with payload companies to develop innovative nucleic acid medicines  • The first LNP technology to be part of an FDA - approved RNA product, Alnylam’s Onpattro ® developed under LNP license from Arbutus

For investor audiences only • Some of the US patents licensed by Genevant from Arbutus include: • Moderna previously sought to invalidate two of the particle composition patents referenced above with IPR challenges but was largely unsuccessful • Litigation is ongoing against Moderna in the US and certain other jurisdictions and against Pfizer/BioNTech in the US to seek appropriate compensation for the unauthorized use of Genevant’s /Arbutus’s patented technology 6 Genevant/Arbutus IP Portfolio and Pending Litigation Expiration Date US Patent No. Subject Matter April 2029 8,058,069 Particle Composition April 2029 8,492,359 April 2029 8,822,668 April 2029 9,364,435 April 2029 11,141,378 July 2023 9,504,651 mRNA - LNP Compositions June 2023 11,298,320 Manufacturing Methods June 2023 11,318,098

mRNA COVID-19 Vaccines from Moderna and Pfizer/BioNTech Have Generated Over $145BN in Revenue

MRNA and PFE/BNTX COVID-19 Vaccine Sales ($ BNs)


$14
$33
$22
$76
SpikeVax US
SpikeVax Ex-US
Comirnaty US
Comirnaty Ex-US

- **Total SpikeVax Sales account for ~1/3 of mRNA vaccine sales to date; Comirnaty sales account for remaining ~2/3**
- **US SpikeVax Sales make up ~10% of global COVID-mRNA vaccine sales to date**
- **Genevant/ABUS continue to pursue recovery against Pfizer and BioNTech in the US, as well as against Moderna in the US and in several other major markets**

Revenue as of 9/30/2025
Data and sales calculated from Evaluate and company docs from MRNA, PFE, and BNTX

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For investor audiences only

Moderna Case

For investor audiences only 9 In February 2022, Genevant and Arbutus Jointly Filed a Complaint Against Moderna Asserting Patent Infringement on Patents Related to LNP Technology Case filed in the US District Court for the District of Delaware asserting infringement of six patents Genevant and Arbutus did not seek an injunction or otherwise to impede the sale, manufacture, or distribution of Moderna’s COVID - 19 vaccine, given the unprecedented global emergency We recognize the important work of Moderna that helped lead to a lifesaving vaccine in record time That success was built on, and made possible by, the substantial advances and contributions of Arbutus and Genevant scientists, which Moderna utilized extensively well before COVID - 19 The filing of this lawsuit was necessary because Moderna did not pursue and obtain a license to Genevant’s LNP technology for COVID - 19

Moderna Patent Litigation Timeline: Years in the Making

- **Feb 2022** — Genevant and Arbutus jointly filed a complaint against MRNA
- **Nov 2022** — Court denied MRNA's partial motion to dismiss based on Section 1498 (which would shift liability to U.S. taxpayers)
- **Early 2023** — The U.S. DOJ filed a Statement of Interest in support of MRNA; Court reaffirmed Nov 2022 decision
- **Early 2024** — Court issued a *Markman* ruling construing disputed patent terms
- **2025** — Initiated international proceedings against MRNA; discovery and summary judgment briefing concluded in US.
- **Jan 2026** — Pretrial submissions due
- **March 2026** — Jury trial scheduled (~2 weeks)
- **2026** — First international hearings in ex-US cases

Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements

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For investor audiences only

Summary Judgment Motions Filed in US Moderna Case

Genevant and Arbutus Filed 5 Motions for Summary Judgment

1. Moderna cannot relitigate obviousness arguments against the Lipid Composition Patents (the '359, '435, and '378 patents) already raised in its unsuccessful IPRs and appeals.
2. Moderna cannot argue at trial that the Asserted Patents are invalid because they do not enable someone in the art to practice the inventions without undue experimentation.
3. Arbutus and Genevant did not derive the invention disclosed in the '651 patent from a much later Moderna invention.
4. 28 U.S.C. § 1498 does not apply (cross motion).
5. Moderna's indefiniteness arguments fail as a matter of law (cross motion).

Moderna Filed 3 Motions for Summary Judgment

1. 28 U.S.C. § 1498 requires Arbutus and Genevant to recover damages for infringement under one government contract from the U.S. government, not Moderna.
2. Plaintiffs' claims under the doctrine of equivalents are barred by amendments and arguments made to the PTO during patent prosecution, and Arbutus and Genevant should be able to recover for literal infringement only.
3. The asserted claims of the '651 patent are invalid for indefiniteness with respect to the Court's construction of the term "fully encapsulated."

Patents Remaining to Be Litigated at Trial (Following Judge's Order on Claim Narrowing)

Subject Matter	US Patent No.
Particle Composition	8,492,359
	9,364,435
	11,141,378
mRNA-LNP Compositions	9,504,651

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Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements

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For investor audiences only

For investor audiences only 12 Moderna’s Motions to Exclude Genevant/Arbutus’ Expert Testimony 1) Damages methodologies 2) Opinions regarding willful infringement 3) Fractionation testing 4) Opinions regarding infringement 5) Opinions regarding applicability of Section 1498 Genevant/Arbutus’ Motions to Exclude Moderna’s Expert Testimony 1) Damages methodologies 2) Certain opinions regarding Infringement, Doctrine of Equivalents, Written Description and Enablement 3) Opinions regarding obviousness Daubert Motions; Judge to Decide Admissibility of Certain Expert Testimony

Key Upcoming Milestones in US Litigation

Summary Judgement/Daubert Motions

- Judge to rule on summary judgment motions, including decision on § 1498, before the jury trial in March
- Judge will rule on *Daubert* motions, which could narrow the expert testimony allowed to be presented on both sides or impact presentations on damages, infringement, willful infringement, and invalidity

Jury Trial

- A jury trial is currently scheduled to start on March 9, 2026, in the U.S. District Court of Delaware. Jury selection will occur that day
- Genevant and Arbutus first, and Moderna second, will present their cases over the course of ~2 weeks
- Jury will deliberate, and parties will remain in Delaware until the jury issues their verdict

After the Trial

- Any jury verdict is expected to be appealed
    - Post-trial motions entertained by trial court in period after trial
    - An appeal could take an additional 18-24 months
- If the jury rules favorably for Genevant/Arbutus, to obtain a stay of execution of judgment pending appeal, Moderna would likely need to obtain a bond or post cash collateral with the court within 30 days

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investor day 2025

Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward-looking statements

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For investor audiences only

For investor audiences only 14 Overview of International Infringement Litigation; Accounts for Significant Portion of Ex - US SpikeVax Revenue All ex - US jurisdictions with cases pending bifurcate liability from damages and, with success in liability phase, typically issue injunction preventing future sales; many award damages based on profits rather than reasonable royalty Initial Hearings Expected in 2026 Initial Hearings Expected in 2027 UPC Japan Switzerland Canada Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation - related event s noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these fo rwa rd - looking statements

Pfizer Case

For investor audiences only 16 Pfizer/BioNTech Litigation Timeline to Date Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation - related event s noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these fo rwa rd - looking statements Awaiting Court scheduling on future deadlines TBD The Court held a Markman hearing to construe disputed terms within the claims of the asserted patents Dec 2024 Now Fact discovery is currently ongoing BioNTech license agreement to Genevant LNP Technology for certain targets (non - COVID) 2018 The Court issued its ruling and construed disputed claim terms in a manner that Genevant considers generally favorable Sep 2025 Genevant/ABUS jointly filed a complaint against Pfizer/BioNTech in the US District Court for the District of New Jersey asserting infringement of five patents Apr 2023

For investor audiences only Publicly Available Evidence Supports the Initial Filing of Our Case Publicly Available Evidence Supporting the Case 1 • BioNTech had license to Genevant LNP Technology for use for specific cancer and rare liver disease targets dating back to 2018; contract described Genevant’s platform as “the best lipid nanoparticle technology” • FDA EUA filing indicated that Pfizer/BioNTech’s mRNA - vaccine infringes on Genevant and Arbutus lipid composition patents ‘651, ‘359 and ‘378 • CNN report covering Pfizer’s manufacturing process confirmed infringement of Genevant and Arbutus manufacturing patents ‘320 and ‘098 17 “T - Mixer” used to create LNP; Arbutus/Genevant ‘320 patent Note: Case 3:23 - cv - 01876 - ZNQ - TJB, Document 1; COMPLAINT FOR PATENT INFRINGEMENT (2022)

For investor audiences only 18 In Summary: LNP Litigation We believe both Moderna’s and Pfizer/BioNTech’s COVID - 19 vaccines infringe multiple Genevant/Arbutus patents Trial/hearings in both the US and the ex - US litigation against Moderna expected in 2026 Awaiting court scheduling in the Pfizer/BioNTech litigation Markman decisions in both cases viewed by Genevant generally to be favorable For investor audiences only Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation - related event s noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these fo rwa rd - looking statements

For investor audiences only 19 We believe that both the Moderna COVID - 19 vaccine (SPIKEVAX) and Pfizer/BioNTech

’s COVID - 19 vaccine (COMIRNATY) infringe multiple Genevant/Arbutus LNP patents In the ex - US Moderna litigation, initial court hearings and rulings are expected in 2026 Markman rulings (claim construction) have been issued in both US cases – viewed by Genevant generally to be favorable Global COVID - 19 vaccine sales since launch have been ~$14 5 BN between Moderna and Pfizer/BioNTech In the US Moderna litigation, a jury trial has been scheduled for March 2026 . Awaiting court scheduling in the Pfizer/BioNTech litigation Key Takeaways: LNP Litigation For investor audiences only